QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2003
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)
6430 S. Fiddlers Green Circle, Suite 225 Greenwood Village, Colorado 80111 (Address of Principal Executive Offices)
(303) 220-7990 Registrant's telephone number, including area code

Item 5. Other Events

        Crown Media Holdings, Inc. announced in a press release dated November 5, 2003, that Crown Media United States had amended and extended its agreement with Satellite Services, Inc.

Item 7. Financial Statements and Exhibits

  (c)
  A list of exhibits filed herewith is contained on the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition

        On November 6, 2003, Crown Media Holdings, Inc. issued a press release announcing its third quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)
Date: November 6, 2003	By:	/s/ WILLIAM J. ALIBER William J. Aliber Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on November 6, 2003, announcing operating results for Crown Media Holdings, Inc. for the third quarter 2003.

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX